                               SECOND AMENDMENT
                             TO CREDIT AGREEMENT


          This SECOND AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 26, 1998 between HORIZON Pharmacies, Inc., a Delaware corporation ("BORROWER"), and McKesson Corporation, a Delaware corporation ("MCKESSON").

                                    RECITALS

          WHEREAS, Borrower and McKesson are parties to that certain Credit Agreement dated as of July 2, 1998, as amended by a First Amendment to Credit Agreement dated July 20, 1998 (the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

          WHEREAS, Borrower and McKesson wish to correct the inadvertent omission of an agreed term from the Credit Agreement.

          NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO THE CREDIT AGREEMENT

     The following Section 1.8 is hereby added to the Credit Agreement:

          SECTION 1.8 FACILITY FEE. Borrower agrees to pay McKesson a facility fee in an amount equal to [redacated -- Confidential Treatment]% per annum, payable quarterly in arrears, on the average daily amount by which (i) $15,000,000 exceeds (ii) the outstanding aggregate principal amount of Revolving Loans.

SECTION 2.     CONDITIONS TO EFFECTIVENESS

     This Amendment shall become effective as of the first date (the "SECOND AMENDMENT DATE") when the Borrower and McKesson shall have delivered to one another duly executed counterparts of this Amendment. When and if this Amendment becomes effective, the amendments set forth in Section 1 shall be deemed effective as of July 2, 1998.

SECTION 3.     MISCELLANEOUS

          A.  REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER

LOAN AGREEMENTS.

          (i) On and after the Second Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of McKesson under, the Credit Agreement or any of the other Loan Documents nor to create any course of dealing or otherwise obligate McKesson to forebear or execute similar amendments or any waiver in similar circumstances in the future.

          B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          C. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          D. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by a party of a facsimile transmitted document purportedly bearing the signature of the other party shall bind the other party with the same force and effect as the delivery of a hard copy original. Any failure by a party to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the other party.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       HORIZON PHARMACIES, INC.

                                       By:
                                           ----------------------------------
                                       Title
                                             --------------------------------


                                       McKESSON CORPORATION


                                       By:
                                           ----------------------------------
                                       Title
                                             --------------------------------



                    ACKNOWLEDGMENT AND CONSENT OF GUARANTOR

               The undersigned in its capacity as a guarantor under that certain Guaranty dated as of July 2, 1998 made in favor of McKesson hereby
(i) acknowledges and consents to the execution, delivery and performance by Borrower of the foregoing Second Amendment to Credit Agreement (the "Amendment"), (ii) acknowledges that the undersigned's consent is being sought purely as a protective measure and understands that the terms of the Credit Agreement dated as of July 2, 1998 may be amended without prior notice to or consent of the undersigned and without discharging or otherwise affecting the liability of the undersigned under the Guaranty, and (iii) reaffirms that it will continue to be bound by all of the provisions of the Guaranty and that such Guaranty will remain in full force and effect notwithstanding the execution and delivery by Borrower of the First Amendment referred to above.

                                       HORIZON HOME CARE, INC.


                                       By:
                                           ----------------------------------
                                       Its
                                           ----------------------------------